Item 77C  DWS Disciplined Long/Short Growth
Fund

Registrant incorporates by reference to its Proxy
Statement filed on January 4, 2008 (SEC
Accession No. 0001193125-08-001722).
The Special Meeting of Shareholders of DWS
Disciplined Long/Short Growth Fund series of
DWS Equity Trust (the "Fund") was held on
March 31, 2008 at the offices of Deutsche Asset
Management, 345 Park Avenue, New York,
NY 10154. The following matters were voted
upon by the shareholders of said Fund (the
resulting votes are presented below):
1.	Election of the Board of Trustees of the
Fund.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
1,204,999.2829
16,101.1271
Henry P. Becton, Jr.
1,204,999.2829
16,101.1271
Dawn-Marie Driscoll
1,204,999.2829
16,101.1271
Keith R. Fox
1,204,999.2829
16,101.1271
Paul K. Freeman
1,204,999.2829
16,101.1271
Kenneth C. Froewiss
1,204,999.2829
16,101.1271
Richard J. Herring
1,204,999.2829
16,101.1271
William McClayton
1,204,999.2829
16,101.1271
Rebecca W. Rimel
1,204,999.2829
16,101.1271
William N. Searcy, Jr.
1,204,999.2829
16,101.1271
Jean Gleason Stromberg
1,204,999.2829
16,101.1271
Robert H. Wadsworth
1,204,999.2829
16,101.1271
Axel Schwarzer
1,204,999.2829
16,101.1271

2.	Approval of a Subadvisor Approval Policy.

Number of Votes:
For
Against
Abstain
1,011,573.2192
49,301.1457
80,040.0450

The Meeting was reconvened on August 15,
2008, at which time the following matter was
voted upon by the shareholders. ("Number of
Votes" represents all funds that are series of
DWS Equity Trust.)
4A.	Approval of Amended and Restated
Declaration of Trust.

Number of Votes:
For
Against
Abstain
11,587,591.9070
216,856.7774
468,000.8653


Item 77C  DWS Disciplined Long/Short Value
Fund

Registrant incorporates by reference to its Proxy
Statement filed on January 4, 2008 (SEC
Accession No. 0001193125-08-001722).
The Special Meeting of Shareholders of DWS
Disciplined Long/Short Value Fund series of
DWS Equity Trust (the "Fund") was held on
March 31, 2008 at the offices of Deutsche Asset
Management, 345 Park Avenue, New York,
NY 10154. The following matters were voted
upon by the shareholders of said Fund (the
resulting votes are presented below):
1.	Election of the Board of Trustees of the
Fund.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
1,868,613.2730
0.0000
Henry P. Becton, Jr.
1,868,613.2730
0.0000
Dawn-Marie Driscoll
1,868,613.2730
0.0000
Keith R. Fox
1,868,613.2730
0.0000
Paul K. Freeman
1,868,613.2730
0.0000
Kenneth C. Froewiss
1,868,613.2730
0.0000
Richard J. Herring
1,868,613.2730
0.0000
William McClayton
1,868,613.2730
0.0000
Rebecca W. Rimel
1,868,613.2730
0.0000
William N. Searcy, Jr.
1,868,613.2730
0.0000
Jean Gleason Stromberg
1,868,613.2730
0.0000
Robert H. Wadsworth
1,868,613.2730
0.0000
Axel Schwarzer
1,868,613.2730
0.0000

2.	Approval of a Subadvisor Approval Policy.

Number of Votes:
For
Against
Abstain
1,788,993.9521
15,875.5027
46,423.8182

The Meeting was reconvened on August 15,
2008, at which time the following matter was
voted upon by the shareholders. ("Number of
Votes" represents all funds that are series of
DWS Equity Trust.)
4A.	Approval of Amended and Restated
Declaration of Trust.

Number of Votes:
For
Against
Abstain
11,587,591.9070
216,856.7774
468,000.8653